Exhibit 99.2

© 2018 Benchmark Electronics, Inc. Benchmark Electronics, Inc. Q4 and FY 2018 Earnings February 7, 2019

| 2 © 2018 Benchmark Electronics, Inc. Forward - Looking Statements This document contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. The words “expect,” “estimate,” “anticipate,” “predict” and similar expressions, and the n egatives thereof, often identify forward - looking statements, which are not limited to historical facts. Forward - looking statements inclu de, among other things: guidance for 2019 results; projected annual revenues resulting from new program bookings; statements , express or implied, concerning future operating results or margins, the ability to generate sales and income or cash flow; and Benchmark ’s business and growth strategies and expected growth and performance. Although Benchmark believes these statements are based upon reasonable assumptions, they involve risks and uncertainties relating to operations, markets and the business environmen t generally. If one or more of these risks or uncertainties materializes, or underlying assumptions prove incorrect , actual outcomes may vary materially from those indicated. Readers are advised to consult further disclosures on these risks and uncertainties, part icularly in Item 1A, “Risk Factors”, of the Company’s Annual Report on Form 10 - K for the year ended December 31, 2017 and in its subsequent filings with the Securities and Exchange Commission. All forward - looking statements included in this document are based upon information available to the Company as of the date of this document, and it assumes no obligation to update them. Non - GAAP Financial Information This document includes certain financial measures that exclude items and therefore are not in accordance with U.S. generally accepted accounting principles (“GAAP”). A detailed reconciliation between GAAP results and results excluding special items (“n on - GAAP”) is included in the Appendix of this document. Management discloses non - GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. Management uses non - GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non - GAAP information is not necessarily comparable to the non - GAAP information used by other companies. Non - GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

| 3 © 2018 Benchmark Electronics, Inc. Implementation of ASC 606 – Revenue from Contracts with Customers Effective January 1, 2018, the Company implemented ASC 606 the accounting standard governing “Revenue from Contracts with Customers” using the full retrospective transition method. Under ASC 606, revenue is recognized as or when the customer obta ins control of the goods or services promised in a contract. Given the nature of the terms and conditions in substantially all o f t he Company’s customer contracts, the Company now recognizes revenue over time (beginning at work - in - process (“WIP”)) for the majori ty of its contracts. All historical financial information represented in this presentation has been adjusted to reflect the retrospective implementation of ASC 606. As part of ASC 606, we are also required to reclassify finished goods and WIP meeting “the over time criteria” from inventory to a new line item called contract assets on the face of the balance sheet. Contract assets are defined as the Company’s right to cons ide ration for work completed but not billed.

| 4 © 2018 Benchmark Electronics, Inc. CEO Update

© 2018 Benchmark Electronics, Inc. | 5 Fourth Quarter and 2018 Summary O perational p erformance ► Revenue and non - GAAP diluted EPS exceeded the high end of Q4 guidance ► Full year revenue growth of 5% ► Delivered $ 1.45 non - GAAP EPS for the full year with $ 0.41 in Q4 Working capital ► Cash conversion cycle of 62 days ending Q4 with an average of 68 days for the year ► Full year at the low end of the target range of 73 to 68 days Cash flow and ROIC ► O perating cash flow of $94 million in the quarter and $77 million for the year ► ROIC of 9.2%; down 60 bps quarter - over - quarter and 110 bps year - over - year Capital allocation ► Share repurchases of $212M for 2018; $90 million in Q4 ► Reduced outstanding share count by 17% year - over - year ► Remaining authorization as of the end of 2018 was $202M

© 2018 Benchmark Electronics, Inc. | 6 New Business Wins with Focus on Market Sector Sales Q4 - 18 New Business Wins by Segment Estimated Annual Revenue from New Business Wins ► 34 manufacturing and 17 engineering project awards ► Estimated annual revenue run rate between $165 – 233 million ► Estimated time to ramp between 12 to 24 months; medical up to 36 months Q4 New Business Wins Highlights: Industrials 12% • Smart city connectivity projects (design & mfg.) • Energy electronics control modules (mfg .) Medical 36% • Oral dental scanner (design & mfg .) • Cardiac monitor (design & mfg.) T&I 3% • Precision Technology components for front - end semi - capital equipment (mfg.) A&D 21% • Ground vehicle electronics (mfg .) • Space module components (mfg .) C&T 28% • Radio module (design support & mfg.) • Imaging electronics (mfg .) $128 $134 $142 $152 $156 $171 $177 $175 $198 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 $130 $140 $150 $160 $170 $180 $190 $200 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 $ (USD M)

© 2018 Benchmark Electronics, Inc. | 7 $2,169 $2,243 2017 2018 With Legacy Computing Contract Without Legacy Computing Contract ► $280 - $320M annual Impact ► ~3.5% growth without legacy Computing contract Impact of Legacy Computing Contract $2,454 9.2% 8.6% 2017 2018 Without Legacy Computing Contract With Legacy Computing Contract 10.1% 9.5% ► 80 to 90 bps favorable annual impact without legacy Computing contract $2,566 Revenue (M$) Gross Margin % ► Legacy Computing contract that expires Dec. 31, 2019 will not be renewed in its current form ► Recent historical revenue impact in the range of $280M - $320M per year ► Resulting annual improvement in gross margin will be 80 to 90 basis points ► During the transition in 2019, we will discuss results with and without this contract

© 2018 Benchmark Electronics, Inc. | 8 Progress Milestones 2H - 18 ► Strength in Computing drove shortfall to 2H - 18 Waypoint ► Excluding legacy contract range was 72% - 75% ► Higher mix of Computing and lower mix of T&I pressured margins ► Improving sequential margin without legacy Computing ► Achieved 2H - 18 Waypoint ► Lower utilization from semi cap softness ► Below target from increased capacity ahead of ramps $156 $171 $177 $175 $198 $200 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 2H-2018 Waypoint Bookings (M$) 63% 69% 64% 63% 61% 75% 75% 75% 72% 72% Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 2H-2018 Waypoint Higher - Value Market Revenue Mix As Reported W/O Legacy Computing Contract 9.1% 9.5% 8.2% 8.5% 8.4% 10.4% 10.1% 9.2% 9.3% 9.5% Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 2H-2018 Waypoint Gross Margin As Reported W/O Legacy Computing Contract >9.7% $26 $24 $23 $22 $20 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 2H-2018 Waypoint LTM Profit per Square Foot ($) >67% $29

© 2018 Benchmark Electronics, Inc. | 9 Our Financial Goals Remain Unchanged Target Business Model Revenue $2.8 – $3.2B Gross Margin 9.8 – 10% SG&A 4.8 – 4.5% Non - GAAP Operating Income >5.5% ROIC >12% Cash Conversion Cycle <70 Days

© 2018 Benchmark Electronics, Inc. | 10 Updated 2019 Observations (Excluding Legacy Computing Contract) Expect year - over - year revenue growth ► Revenue growth of 3 - 5% ► Assumes continued T&I (front - end semi - cap) softness in 1H - 19 and ~10% year - over - year decline Margins will expand from current levels ► Targeting gross margins in the 9.5% - 9.8% exiting 2019 o Reducing cost and expense structure o Returns from new RF and high - speed design center at higher margins ► Managing SG&A expenses Execute capital allocation strategy ► Continue to repurchase shares on total remaining authorization of $ 202M ► Continue quarterly dividend

© 2018 Benchmark Electronics, Inc. | 11 $584 $721 2017 2018 2019 Waypoint 74% 74% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2017 2018 2019 Waypoint $36 $36 $36 $34 $25 $27 $29 $31 $33 $35 $37 $39 Q1 - 18 Q2 - 18 Q3 - 18 Q4 - 18 2H-2019 Waypoint 10.1% 9.2% 9.3% 9.5% -1.0% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% Q1 - 18 Q2 - 18 Q3 - 18 Q4 - 18 2H-2019 Waypoint Progress Milestones 2019 (Excluding Legacy Computing Contract) SG&A ($M) Gross Margin (%) Higher - Value Market Revenue Mix Bookings ($ M ) $900 $34 72% 9.8% $800 78% $36 9.5%

© 2018 Benchmark Electronics, Inc. | 12 Evolution to Date and the Future Repositioning and Realignment of Benchmark ► Implementation of market - sector sales organization to drive growth ► Expansion of engineering and technology capabilities ► Optimization of our network for elevated operational execution Commitment to Achieving Our Long - Term Business Model ► Transforming business to increase exposure to higher - value markets ► Pursuing revenue growth and margin expansion as we extend capabilities to customers ► Strong focus on operational execution and expense management ► Returning value to shareholders through disciplined capital allocation

| 13 © 2018 Benchmark Electronics, Inc. Q4 & 2018 Financial Highlights

© 2018 Benchmark Electronics, Inc. | 14 Fourth Quarter 2018 Financial Summary For the Three Months Ended (In millions, except EPS) Dec. 31 , 2018 Sep. 30 , 2018 Q/Q Dec. 31 , 2017 Y/Y Net Sales $657 $641 3% $666 (1%) GAAP Operating Margin 2.3% 1.7% 60 bps 3.3% (100 bps) GAAP Diluted EPS $0.64 $0.17 282% ($1.54) 142% Non - GAAP Operating Margin 3.2% 2.9% 30 bps 4.1% (90 bps) Non - GAAP Diluted EPS $0.41 $0.33 25% $0.49 (16%) GAAP ROIC 6.2% 7.0% (80 bps) 8.1% (190 bps) Non - GAAP ROIC 9.2% 9.8% (60 bps) 10.3% (110 bps) See APPENDIX 1 for a reconciliation of GAAP to non - GAAP Financial Results Our Guidance for the Fourth Quarter: ► Revenue (in millions) $610 – $650 ► Diluted EPS – non - GAAP $0.32 – $0.40

© 2018 Benchmark Electronics, Inc. | 15 Higher - Value Markets Dec. 31 , 2018 Sep. 30 , 2018 Q/Q Industrials 18% $121 20% $128 (6%) Aerospace & Defense 16% $105 16% $105 -- Medical 16% $104 15% $96 8% Test & Instrument. 11% $70 12% $77 (9%) Total Revenue $400 $406 (2%) Revenue by Market Sector (1) In millions Traditional Markets Dec. 31 , 2018 Sep. 30 , 2018 Q/Q Computing 26% $171 23% $146 18% Telecommunication s 13% $86 14% $89 (3%) Total Revenue $257 $235 10% Dec. 31 , 2017 Y/Y 26% $172 (1%) 11% $77 12% $249 3% For the Three Months Ended Dec. 31 , 2017 Y/Y 19% $129 (6%) 15% $95 10% 15% $100 4% 14% $93 (25%) $417 (4%) (1) (1) (1) (1) (1) (1)

© 2018 Benchmark Electronics, Inc. | 16 GAAP Key Business Trends Return on Invested Capital (LTM) Operating Margin ($M) SG&A ($M) Revenue & Gross Margin ($ M ) NOPAT Inv. Capital 21.9 18.0 14.3 11.0 15.3 3.3% 3.0% 2.2% 1.7% 2.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 33.3 35.7 35.8 37.6 34.0 5.0% 5.9% 5.4% 5.9% 5.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 666 608 661 641 657 9.1% 9.6% 8.2% 8.2% 8.4% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 0 200 400 600 800 1,000 1,200 1,400 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 GAAP ROIC = ( GAAP income from operations – GAAP Tax Impact ) · (Average Invested Capital for last 5 quarters) 878 850 848 848 829 71 77 70 59 51 8.1% 9.1% 8.2% 7.0% 6.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 0 200 400 600 800 1000 1200 1400 1600 1800 2000 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18

© 2018 Benchmark Electronics, Inc. | 17 Non - GAAP Key Business Trends Operating Margin ($M) SG&A ($M) Revenue & Gross Margin ($ M ) NOPAT Inv. Capital Non - GAAP ROIC = (Non - GAAP income from operations – Non - GAAP Tax Impact) · [Average Invested Capital for last 5 quarters] (1) Excludes the impact of customer insolvency. 33.3 35.7 35.8 35.9 34.0 5.0% 5.9% 5.4% 5.6% 5.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 (1) (1) 666 608 661 641 657 9.1% 9.5% 8.2% 8.5% 8.4% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 0 200 400 600 800 1,000 1,200 1,400 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 (1) (1) 27.1 22.2 18.1 18.5 21.1 4.1% 3.7% 2.7% 2.9% 3.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 (1) (1) 878 850 848 848 829 91 95 89 83 76 10.3% 11.2% 10.5% 9.8% 9.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 0 200 400 600 800 1000 1200 1400 1600 1800 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Return on Invested Capital (LTM) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1)

© 2018 Benchmark Electronics, Inc. | 18 2018 Financial Summary For the Twelve Months Ended (In millions, except EPS) Dec. 31 , 2018 Dec. 31 , 2017 ‘17 to ’18  Y/Y Net Sales $2,566 $2,454 $112 5% Non - GAAP Gross Margin $221 $227 ($6) (2%) Non - GAAP Gross Margin % 8.6% 9.2% (60 bps) Non - GAAP SG&A $141 $129 $12 10% Non - GAAP SG&A % 5.5% 5.2% 30 bps Non - GAAP Operating Income $80 $98 ($18) (19%) Non - GAAP Operating Margin 3.1% 4.0% (90 bps) Non - GAAP Diluted EPS $1.45 $1.61 ($0.16) (10%) Non - GAAP ROIC 9.2% 10.3% (110 bps)

© 2018 Benchmark Electronics, Inc. | 19 2018 Revenue Results by Market Sector (1) In millions For the Twelve Months Ended Higher - Value Markets Up 2% YoY Higher - Value Markets Dec. 31 , 2018 Dec. 31 , 2017 Y/Y Industrials 19% $493 20% $496 (1%) Aerospace & Defense 16% $406 16% $392 4% Medical 15% $394 15% $374 5% Test & Instrument. 14% $355 14% $346 2% Total Revenue $1,648 $1,608 2% Traditional Markets Dec. 31 , 2018 Dec. 31 , 2017 Y/Y Computing 23% $581 22% $540 7% Telecommunication s 13% $337 13% $306 10% Total Revenue $918 $846 8% (1) (1) (1) (1)

© 2018 Benchmark Electronics, Inc. | 20 Cash Flow / Working Capital Highlights (1) Free cash flow (FCF) defined as net cash provided by operations (GAAP) less capex (In millions) Dec. 31, 2018 Dec. 31, 2017 Dec. 31 , 2018 Sep. 30 , 2018 Dec. 31 , 2017 Cash Flows from (used in) Operations $77 $146 $94 ($1) $56 FCF $10 $91 $80 ($16) $39 Cash $458 $743 $458 $476 $743 International $154 $674 $154 $170 $674 US $304 $69 $304 $306 $69 Inventory $310 $269 $310 $321 $269 Accounts Receivable $468 $437 $468 $456 $437 Contract Assets $140 $146 $140 $156 $146 Accounts Payable $422 $363 $422 $374 $363 For the Three Months Ended For the Twelve Months Ended 1

© 2018 Benchmark Electronics, Inc. | 21 Working Capital Update Ongoing Cash Conversion Cycle Days will Range between 73 and 68 Days Q4 - 16 Q1 - 17 Q2 - 17 Q3 - 17 Q4 - 17 Q1 - 18 Q2 - 18 Q3 - 18 Q4 - 18 Accounts Receivable Days 63 62 57 61 59 59 61 64 64 Contract Asset Days 23 24 22 24 20 22 20 22 19 Inventory Days 39 48 45 46 40 50 47 49 46 Deposits 4 4 4 4 3 3 2 4 4 Accounts Payable Days 52 61 55 55 54 60 57 57 63 Cash Conversion Cycle 69 69 65 72 62 68 69 74 62 69 69 65 72 62 68 69 74 62 0 20 40 60 80 100 120 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18

© 2018 Benchmark Electronics, Inc. | 22 Capital Allocation Update Stock repurchase authorizations in 2018 ► Q1 - 18: Board approved stock repurchase of up to an additional $250 million of common stock ► Q4 - 18 : Board approved stock repurchase of up to an additional $100 million of common stock Recurring dividend initiated Q1 - 18 ► Announced first quarterly cash dividend of $0.15 per share to shareholders of record as of March 29, 2018; dividends were paid in April, July, and October 2018; and January 2019 Accelerated Stock Repurchase (ASR) Open Market Repurchase (OMR) $50 million ASR Completed Completed $212 million in 2018 $202 million remaining on existing authorizations $162 million OMR (Dec. 31)

© 2018 Benchmark Electronics, Inc. | 23 First Quarter 2019 Guidance * The above guidance excludes the impact of amortization of intangible assets and estimated restructuring charges and other costs Guidance Net Sales (in millions) $570 – $610 Diluted EPS – non - GAAP* $0.29 – $0.37

© 2018 Benchmark Electronics, Inc. | 24 Sequential Modeling Information ( Including Legacy Computing Contract) Higher - Value Markets Q1 - 19 Outlook (%) Industrials Down Low Singles Aerospace & Defense Flat Medical Up Low Singles Test & Instrumentation Down 10% Traditional Markets Q1 - 19 Outlook (%) Computing Down >30% Telecommunication s Down Low Singles Q1 - 19 Guidance Operating Margin - non - GAAP * 2.7% – 3.2% Interest Expense (in millions) $1.9 Effective Tax Rate 20% Weighted Average Shares (m) 40.7 * The above guidance excludes the impact of amortization of intangible assets and estimated restructuring charges and other costs

© 2018 Benchmark Electronics, Inc. | 25 2020 Modeling Information to Reflect Expiration of Legacy Computing Contract in 2019 Traditional Markets 2020 Outlook Computing Revenue Down $280 - $320M 2020 Outlook Gross Margin - non - GAAP * Up 80 to 90 bps * The above guidance excludes the impact of amortization of intangible assets and estimated restructuring charges and other costs

| 26 © 2018 Benchmark Electronics, Inc. Appendix

design develop deliver advanced technology 27 © 2018 Benchmark Electronics, Inc. | 27 APPENDIX 1 - Reconciliation of GAAP to non - GAAP Financial Results (Amounts in Thousands, Except Per Share Data) – (UNAUDITED)

design develop deliver advanced technology 28 © 2018 Benchmark Electronics, Inc. | 28 APPENDIX 2 - Reconciliation of GAAP to non - GAAP Financial Measures (Amounts in Thousands, Except Per Share Data) – (UNAUDITED)

design develop deliver advanced technology 29 © 2018 Benchmark Electronics, Inc. | 29 APPENDIX 3 - Reconciliation of Free Cash Flow (Amounts in Thousands, Except Per Share Data) – (UNAUDITED) Dec 31, 2018 Sep 30, 2018 Dec 31, 2017 Dec 31, 2018 Dec 31, 2017 Net Cash provided by Operations 93,980$ (1,111)$ 55,952$ 76,687$ 145,842$ Additions to property, plant and equipment and software (13,799) (14,570) (16,770) (66,732) (54,506) Free Cash Flow 80,181$ (15,681)$ 39,182$ 9,955$ 91,336$ Three Months Ended Year Ended